UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 2, 2006

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

2002 Papa Johns Boulevard
Louisville, Kentucky    40299-2334

(Address of principal executive offices)

(502) 261-7272

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02(c) — New Principal Officers or New Directors

On October 2, 2006, Papa John’s International, Inc. announced the hiring of Peter McCue as Senior Vice President, Human Resources.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit
Number	Description
99.1	Papa John’s International, Inc. press release dated October 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date: October 4, 2006	/s/ J. David Flanery
J. David Flanery
Senior Vice President and
Chief Financial Officer